UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

FORTE BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

CAMAC FUND, LP

CAMAC PARTNERS, LLC

CAMAC CAPITAL, LLC

ERIC SHAHINIAN

MCINTYRE PARTNERSHIPS, LP

MCINTYRE CAPITAL GP, LLC

MCINTYRE CAPITAL MANAGEMENT, LP

MCINTYRE CAPITAL MANAGEMENT GP, LLC

ATG FUND II LLC

ATG CAPITAL MANAGEMENT, LLC

GABRIEL GLIKSBERG

MICHAEL G. HACKE

CHRIS MCINTYRE

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Camac Fund, LP and ATG Capital Management, LLC, together with the other participants named herein (collectively, the “Concerned FBRX Stockholders”), have filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their highly-qualified director nominees at the 2023 annual meeting of stockholders of Forte Biosciences, Inc., a Delaware corporation (the “Company”).

On August 31, 2023, the Concerned FBRX Stockholders issued an Investor Presentation titled “The Case for Boardroom Change at Forte Biosciences”, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.